Exhibit 10.4(a)

MINISTRY OF MINES AND GEOLOGY	REPUBLIC OF GUINEA
LABOR-JUSTICE-SOLIDARITY

ARRETE N° 10629 /MMG/SGG

PROVIDING FOR AUTHORIZATION OF THE ASSIGNMENT OF A PARTICIPATING INTEREST BETWEEN SCS CORPORATION AND TULLOW GUIUNEA, LTD.

THE MINISTER

In view of the Constitution;

In View of Ordinance N° 119/PRG/86 of September 23, 1986, concerning the Petroleum Code of the Republic of Guinea;

In View of Decree N° 168/PRG/86 dated September 23, 1986, concerning the Petroleum Code of the Republic of Guinea;

In view of Decree/2010/071/PRG/CNDD/SGG dated May 10, 2010, concerning approval of the Hydrocarbon Production Sharing Contract, as amended, signed by the Republic of Guinea and SCS Corporation;

In view of D/2012/109/PRG/SGG/dated October 5, 2012, D/2012/121/PRG/SGG dated November 8, 2012, and D/2012/127/PRG/SGG dated November 28, 2012, concerning the nomination of Ministers;

In view of Decree N° 339/SGG/MNREE/87 dated June 24, 1987, concerning Approval of the Hydrogen Production Sharing Contract model;

In view of Arrete/2010/0925/MMG/SGG dated April 12, 2010, authorizing an assignment of a participating interest, relative to a 23% share of SCS Corporation in Dana Petroleum;

In View of the Hydrocarbon Production Sharing Contract signed on September 22, 2006, between the Guinean Government and the company SCS Corporation/Hyperdynamics, as amended to this date;

RESOLVES

Article 1: The Republic of Guinea authorizes the assignment to Tullow Guinea Ltd., a corporation under English law whose main office is located at 9 Chiswick Park, 566 Chiswick High Road, London, W4 5XT, England, amounting to a 40% Participating Interest in the hydrocarbon production sharing contract signed on September 22, 2006, between CSC [sic] Corporation and the Republic of Guinea, as amended to-date;

The 40% assigned to Tullow Guinea Ltd. is issued from the portion held by SCS Corporation within said production sharing contract.

Article 2: The assignment of the Participating Interest cited in Article 1, above, is preferred in conformity with the provisions of Articles 13 and 17 of the Petroleum Code and of the Deed of Assignment signed by SCS Corporation and Tullow Guinea Ltd.

Article 3: This Arrete takes effect as of the date it is signed, will be recorded and published in the official journal of the Republic.

Conakry, December 27, 2012

Distribution:

RGP	2
Office of the Prime Minister	1
SGG	1
SG MMG	1
MMG chief of staff	1
OGRPP	1
SCS Corporation	1
Tullow Guinea Ltd.	1
Archives	2/13